Cost of Revenue	12 Months Ended
Dec. 31, 2024
Revenue from Contracts with Customers [Abstract]
Cost of Revenue	Cost of Revenue

(in millions)	2024	2023	2022
Depreciation of property, plant and equipment and amortization of intangible assets (1)	$1,424	$1,321	$1,468
Inventory changes materials costs and other	1,469	1,742	1,834
Staff costs, maintenance costs and utilities(2)	2,206	2,228	2,567
Total	$5,099	$5,291	$5,869
(1)Amounts are net of amortization of government grants relating to assets. See Note 8. Property, Plant and Equipment for the detailed movements of property, plant and equipment.
(2)Staff costs, maintenance costs and utilities costs include share-based compensation of $58 million, $48 million and $64 million for share options for the years ended December 31, 2024, 2023 and 2022, respectively.